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Prospectus Supplement - March 4, 1996*

Prospectus Supplement for Individuals Purchasing Annuity Products through American Express Financial Advisors Inc. Personal Financial Advisors Located in Branches of Bank One, Utah, N.A.


IDS Life Flexible Portfolio Annuity        S-6161


Quick telephone reference
For American Express Telephone Transaction Service,
American Express Shareholder Service, and
American Express Infoline call:
1-800-775-5803

(replaces Special Shareholder Services phone numbers listed inside)

American Express Financial Advisors Inc. (American Express Financial Advisors), through its financial advisors, offers investments and financial planning services. Financial advisors sell insurance and annuities as agents of IDS Life Insurance Company (IDS Life) and IDS Insurance Agency of Utah (IDS).
Licensed Bank One Utah, NA employees sell fixed annuities as agents of IDS. American Express Financial Advisors, IDS Life and IDS are affiliates of BANC ONE CORPORATION or any of its bank or non-bank affiliates. The products offered or issued by American Express Financial Advisors, IDS Life and IDS are FDIC insured, are not deposits, obligations of, or guaranteed by BANC ONE CORPORATION or any of its bank or non-bank affiliates; and are subject to investment risks, including possible loss of principal invested.









Form #S-6161 (3/96)
*Valid until further notice